Exhibit 99.1

1 1 Harvest Natural Resources, Inc. The 2010 Oil & Gas Conference Enercom August 23, 2010 Tested. Proven. Moving Forward

2 Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest's current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest's outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest's concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest's Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest's actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements. Harvest may use certain terms such as resource base, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2009 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC's website at www.sec.gov. Forward-Looking Statements

3 About Harvest Market Data Exchange/Ticker NYSE: HNR Market Capitalization * $ 272 MM Enterprise Value $ 272 MM Cash (06/30/2010) $ 32 MM Debt (06/30/2010) $ 32 MM Shares Outstanding 33.3 MM Institutional Ownership 59.55% * As of August 10, 2010

4 Location of Assets Houston Headquarters

5 5 Harvest Natural Resources, Inc. International Portfolio Tested. Proven. Moving Forward

Venezuela - Petrodelta

HARVEST
We Realize the Potential



Morichal River
Tigre River
ELS-32
ELS-31
ELS-33
El Salto
Temblador
Uracoa
Tucupita
Bombal
Pilon
Jobo
Isleño
ELS-30
Morichal
Faja - Heavy Oil Belt
0 10 20 KM
Orinoco River
Area of Focus
Caribbean Sea
VENEZUELA
COLOMBIA
BRAZIL
Petrodelta Fields
Oil
Lead
Production Plant
Pipelines

South Monagas Unit (SMU): Uracoa, Tucupita, Bombal - New Fields: El Salto, Temblador, Isleno

- **32% Equity interest in Petrodelta**
  - Six fields
  - 7.7 billion barrels of oil-in-place
- **Active Drilling Program**
  - Commenced in April 2008
  - Current production rate of 25,000 BOPD
  - Successful Appraisal and Development Program ongoing in Temblador and El Salto
  - El Salto Block 5 extended
  - 3 wells planned in Isleño
- **Operations generating solid financial performance**
  - 2009 CFO of $140 million (gross)
  - Dividend declared - $9.8 million net to Harvest

NYSE:HNR
www.harvestnr.com 6

7 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1 /2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/9/2009 3/9/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 10/9/2009 11/9/2009 12/9/2009 1/9/2010 2/9/2010 3/9/2010 4/9/2010 5/9/2010 6/9/2010 7/9/2010 8/9/2010 9/9/2010 10/9/2010 11/9/2010 12/9/2010 22 21 20 21 21 20 19 20 22 26 26 28 31 27 26 24 23 23 24 22 21 21 23 22 21 22 20 20 20 20 19 19 19 18 18 18 16.92 16.56 16.58 14.86 14.15 15.02 14.73 14.66 13.9 13.36 13.08 12.97 14.3 12.40060714 12.20932258 11.27073333 12.47403226 13.83106667 14.33732258 14.85883871 15.06319355 15.3683871 14.414 14.93367742 14.78 14.61 14.31 15.62 15.26 14.93 13.802 15.819 13.95 12.13 12.22 12.57 12.62922581 12.42478571 15.5713871 13.289 13.823 13.354 12.893 1.299392857 1.190677419 0.929266667 1.025967742 1.268933333 1.442677419 1.64116129 1.436806452 1.831612903 1.986 2.466322581 2.63 4 7.11 6.48 7.79 6.06 6.065 5.638 7.99 11.83 11.76 10.07 9.345741935 7.440892857 7.838096774 7.56 7.683 8.125 11.026 0 0 0 0 0 0 0 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 1 1 1 2 2 2 2 2 2 Outlook 21.479 23.65129032 25.38592279 27.02153408 28.28919884 29.20392446 29.7626255 # of Drilling Rigs New Fields SMU Petrodelta Production 2010 Outlook Production: 24,000 BOPD (average) Q2 production: 21,500 BOPD (average) Approved Capital Budget: $205 million Temblador and El Salto Infrastructure 2 rigs for development and appraisal wells 22 new wells in Uracoa, El Salto, Temblador and Isleno Conversion Process Production Outlook Week ended August 9, 2010: 25,000 BPD

8 Petrodelta Margins WTI = $61.76

9 Petrodelta Resource Base At December 31, 2009 Six fields with 7.7 billion barrels OOIP 46.3 million BOE net Proven, 178 million BOE net Probable and Possible 2009 Drilling Program at El Salto and Temblador fields drive significant additions ELS-33 significantly extends limits of Block 5 Dec 2009 Reserve Report increases 3P oil and gas reserves 69% vs. Dec 2008 Ryder Scott reserve report @ 12/31/2009 WTI = $61.76/BBL, Venezuela oil price = $56.83/BBL (Net to Harvest Natural Resources) Net Resource Base* Proved Probable Possible Oil, MMBBL 37.9 35.0 134.8 Gas, BCF 50.2 11.7 37.1 Total, MMBOE 46.3 37.0 141.0 Proved 2P 3P Reserves (MMBOE) 46.3 83.3 224.3 After - Tax PV10 ($MM) $400 $664 $1,587 Per BOE $8.64 $7.97 $7.07 Enterprise Value/BOE $5.87 $3.27 $1.21 Relative to December 2008: Reserve Replacement: 165% Proven Oil reserves up 11% Probable Oil reserves up 50% Possible Oil reserves up 132% 3P Oil Reserves up 80% * Net to HNR after 33.33% royalty

El Salto Drilling 2010 Block 5 Drilling Results and Plans Drilled ELS 31 and ELS 32 Drilled pilot in ELS 33, found full hydrocarbon column south of main fault 98' Gas, 424' Oil Plans to drill producing well in new fault block Plans to drill 2 wells in eastern part of main block Building gathering system infrastructure 10 ELS31 ELS32 ELS33 pilot BLOCK 5 El Salto Production Results ELS 31 (Upper Jobo Sand) Cum 650 MBO (since 7/2009) Current 1500 bopd, 40% Water ELS 32 (Upper Jobo Sand) Cum 120 MBO (since 6/2010) Current 2500 bopd, 2% water Four more wells to be drilled in 2010 Two wells in Lower Jobo Sand Two wells in Upper Jobo Sand Known Hydrocarbons Extension Area Main Fault Fault

11 El Salto Block 5 and Extension ELS 31 ELS 32 ELS 33 Pilot Area of Known Hydrocarbons Extension Area - Not included in 2009 Ryder Scott Reserve Report Next horizontal producing well in El Salto will be completed in the Extension Area Gas Oil Water

12 Upper Jobo Sand 98 ft Gas Lower Jobo Sand 92 ft Oil Upper Morichal 1 80 ft Oil Upper Morichal 2 20 ft Oil Upper Morichal 3 60 ft Oil Lower Morichal 172 ft Oil 98 ft Net Gas 424 ft Net Oil ELS 33 Pilot Hole Results Logs indicate more than 500 feet of net hydrocarbons in an untested block

13 Indonesia Budong-Budong 1.4 MM acre PSC, Onshore West Sulawesi, Indonesia 47% interest Proven hydrocarbon system Thrust fold belt Several oil and gas surface seeps present 2010 Work Program 2 Exploration wells Independent thrust folded anticlines Stacked targets - potential reservoirs in Miocene and Eocene clastics 50-180 MMBBL each Drilling scheduled for late Q3 2010 All permits rec'd; rig mobilizing Additional multiple leads and prospects indentified Exposure to significant resource potential Contingent appraisal/exploration well activity in 2011 2010 Budget: $20.1 million (net to HNR)* *Assumes partner exercises its option to increase our WI to 55% 2010 Well Locations

First Budong Well:
Lariang LG-1 Prospect

HARVEST
We Realize the Potential



Lisu Fm Prospect
Base Up Mio Prospect
Top Eocene Prospect
Intra-Eocene Prospect
LG-1 Drilling Location

- **Eocene thrust play with stacked targets**
- **Primary Target**
  - Low Risk (COS 27%)
  - Eocene - Mean Reserve Target: 83 MMBBL
- **Secondary Targets**
  - Miocene (COS 21%)
    Pmean Reserve Target: 24 MMBBL
  - Intra Eocene (COS 22%)
    Pmean Reserve Target: 22 MMBBL
- **Good seismic response in Eocene and good amplitudes with DHI at Miocene level. Close proximity to source rock kitchen**



Prospect LG Top Eocene
S.W.
N.E.
LG-1 Drilling Location

NYSE:HNR
www.harvestnr.com
14

Second Budong Well: Karama KD-1 Prospect

HARVEST
We Realize the Potential


KD-1 Drilling Location
Lumu River
Top Eocene Prospect
Intra-Eocene1 Prospect
Intra-Eocene2 Prospect
Intra-Eocene3 Prospect

- Eocene thrust play with stacked targets
- Eocene Primary Target
  - Eocene - Pmean Reserve Target: 118 MMBBL
  - Low Risk (COS 23%)
- Secondary Targets
  - Intra Eocene 1 (COS: 19%)
    Pmean Reserve Target: 52 MMBBL
  - Intra Eocene 2 (COS 13%)
    Pmean Reserve Target: 180 MMBBL
- Good seismic response in Eocene and good amplitudes at Intra-Eocene level. Close proximity to source rock kitchen


N.W.
Prospect KD
S.E.
KD-1 Drilling Location

NYSE:HNR
www.harvestnr.com
15

16 Gabon - Dussafu 680,000 acre PSC, Offshore Gabon 66.667% operated interest Proven hydrocarbon system Existing discoveries on license area Prospectivity identified at multiple levels Post-Salt Pre-Salt Gamba Pre-Salt Syn-Rift 2010/11 Work Program Exploration drilling: Pre-drill activities Pre-Salt Exploration well by Q2 2011 Well to test stacked Pre-Salt Gamba and Dentale clastic reservoir targets Additional multiple prospects identified Planned 2010 HNR budget is $5.4 million (net), including drilling preparation 20 m 50 m 100 m 200 m 500 m 1000 m 2010 Well Location

Dussafu Well:
Ruche Marine 1 Prospect



Ruche Marine-1
Location

Gamba Depth Structure Map

- **Pre-salt play with stacked targets**
- **Primary Target Gamba**
  - Low Risk (COS 29%)

    Pmean Reserve Target: 26 MMBBL
- **Secondary Target Dentale**
  - Stacked Dentale Reservoirs (COS 23%)
- **4-way dip closure, new improved imaging has helped unlock the potential of these proven plays**



SW
Ruche Marine-1
Drilling Location
NE
Gamba
Dentale

NYSE:HNR

www.harvestnr.com 17

18 Ruche Marine-1 Dentale Targets Secondary Target Dentale (COS 23%) Mean MMBBL Upper 26 Middle 25 Lower 13 Gamba Upper Dentale Middle Dentale Lower Dentale

19 Oman - Qarn Alam 956,000 acre EPSA, Onshore Oman 100% operated interest (Oman Oil has up to 20% back in) Large Deep Paleozoic gas and condensate resource potential play in Ghaba Basin beneath shallow oil fields on production since 1975 Proximal to infrastructure for domestic and LNG markets with off-take guaranteed by the Omani government 2010 Work Program PreSDM reprocessing/interpretation of existing 3D seismic Prospect definition Well planning 2010 budget: $2.5 million Potential Drilling in 2011 Offset by Barik, Saih Rawl and Saih Nihayda gas condensate fields containing gas and condensate reserves in excess of 18 TCF and 0.5 billion barrels respectively

20 China - WAB - 21 6.2 million acres, Offshore South China Sea 100% operated interest (CNOOC has 51% back in) Oil and Gas discoveries being developed and produced in adjacent acreage All elements of proven petroleum system to the West are present in WAB-21 Subject to territorial dispute between China and Vietnam

21 21 Harvest Natural Resources, Inc. US Portfolio Tested. Proven. Moving Forward

22 Central Area of the Uinta Basin, Utah Current Fee, Tribal and Allottee Lease Position ~ 66,000 acres; 46,000 net Increased our overall WI from 60% to 70% 2010 Work Program and Status: Mesaverde Deep Gas: Flowed Mesaverde gas in the Bar-F well Further testing to define commerciality anticipated in 2011 Green River/Wasatch Oil: Bar F well is producing oil at commercial rates 5 well delineation and appraisal well program in progress and expected to be completed during the second half of 2010 Monument Butte Shallow Oil: Completed initial 8-well program WI 43%, 34% NRI in first 8 wells 6 well expansion in progress and expected to be completed during the second half of 2010 USA-Antelope Monument Butte Extension Project Bar F well (Mesaverde and Green River/Wasatch) 2010 HNR planned expenditures: 2010 budget is $45 million (net to HNR), including 6 additional wells as part of the Monument Butte Extension project and 5 GR/Wasatch follow up wells to the Bar F. 373 MMBOE 65 MMBOE

23 8 wells on production, six more wells to be drilled in the second half of 2010 NFX is the operator. HNR WI: 43%. NRI: 34% in first 8 wells; WI: 37%, NRI: 29% in second 6-well phase First of the second phase wells spud on July 29th, 2010 Proved EUR for 8 wells of 337 MBO and 1.5 BCF (net to Harvest) at June 30, 2010 (average gross EUR of 125,000 BBL and 0.55 BCF per well, gross) Cumulative production through July 31st, 2010 of 232,000 gross BBL Individual wells are economic at 35,000-40,000 BBL gross primary EUR ($70/BBL WTI). Cost per well approximately $900,000 (gross) The well performance of the first 8 wells is significantly better than the average Monument Butte wells The 8 wells are currently producing approximately 520 BOPD (174 BOPD net) of oil and 3.4 MMCFD of gas (1.2 MMCFD net) USA-Antelope - Shallow Oil: Monument Butte Extension Monument Butte Extension Project

USA-Antelope – Bar F Well
Green River/Wasatch Oil



- Frac'd 6 intervals between 8,200-9,700 feet in the Lower Green River and Upper Wasatch formations
- These formations currently produced in Altamont-Bluebell field 6 - 8 miles north of the Bar-F well
- Individual vertical wells are economic at EUR of 150,000-200,000 BBL ($70/BBL WTI). Possibility of horizontal oil play exists
- Achieved initial production of 900 BOPD flowing. The Bar-F is currently producing at a stable rate of 135 BOPD (73 BOPD net). Gas production is currently 112 MCFD (60 MCFD net)
- Cumulative production through July 31st, 2010 of 37,000 BBL (gross)
- 5 well delineation program in progress. First well spud on July 14th, 2010
- The expected cost of the 5 well program is $21 million (net to HNR)

NYSE:HNR www.harvestnr.com 24

25 Exploration well spud June 15, 2009 and was drilled to 17,566 feet Frac'd and tested 8 individual Mesaverde intervals (14,000-17,400 feet) Individual intervals tested at flow rates of 1.5 to 2 mmcfd Tests prove presence of large gas resource, but do not conclusively determine commercial potential at current prices. Further testing warranted Results indicate: Presence of Mesaverde tight sand containing producible gas over a gross interval over 3,000 feet thick Presence of overpressure in the Mesaverde Evidence of natural fracturing in some intervals and confirmed capability to perform hydraulic fracturing of the Mesaverde USA-Antelope: Deep Tight Mesaverde Gas Exploration

26 Antelope Project Summary Monument Butte Extension Area 8 wells currently producing 520 BOPD (174 BOPD net to Harvest) 6 additional wells are being drilled in 2010 Additional 10+ close-in offsets contingent upon results Long step-outs in 2011; potential for 20 to 100 locations Bar F Green River-Wasatch Oil Bar-F well currently producing 135 BOPD (73 BOPD net to Harvest) 5 appraisal/development wells (1 to 8 mile offsets) to be drilled in 2010 Dependent on results of the appraisal drilling, begin development program in 2011 Mesaverde Gas Appraisal Further testing in 2011 from one or more appraisal tails to Green River-Wasatch wells Initiate planning for large 3-D shoot to image through the Mesaverde Lease position provides adequate time for appraisal and development Over 85% of current leases held through 2012

27 Schedule

28 Share Price Relative to Value Share Price (08/10/2010) NPV10 Per-Share @ $40/BBL WTI NPV10 Per Share @ $50/BBL WTI NPV10 Per Share @ $60/BBL WTI NPV10 Per Share @ $70/BBL WTI Share Price (08/10/10) 8.19 Cash 0 0 0 0 Petrodelta 1P 5.67 8.73 11.64 14.52 Petrodelta 2P 3.03 5.33 7.48 9.67 Petrodelta 3P 13.7 20.12 26.7 33.3 Exploration Upside 15 15 15 15 Venezuela $75 million cash dividend and dividend advances paid from Petrodelta in 2008 $10 million cash dividend declared this year Petrodelta running rigs, growing production and reserves, reducing costs 2009 CFO $140MM gross Reserve Report increased 3P reserves 69% Huge disconnect between EV/BOE and PV10 $32 million cash @ 06/30/10 Production from 2 plays initiated in Utah with extensive acreage holdings Further near-term exploration in Indonesia and Gabon potential price catalysts EXPLORATION UPSIDE Value Considerations POSSIBLE NET CASH* PROVEN PROBABLE Venezuela Only Does not include any value associated with Utah reserves * Cash @ 6/30/2010 less outstanding debt

29 HNR Stock Price

30 Capital Structure Aligned with Strategy 06/30/2010 12/31/2009 12/31/2008 ASSETS: Cash $31.5 $32.3 $97.2 Restricted cash 1.0 0.0 0.0 Other current assets 30.8 22.2 22.6 Investment in equity affiliate 269.1 234.0 218.9 PPE, net 78.7 60.3 23.6 Total assets 411.1 348.8 362.3 LIABILITIES & S/H EQUITY: LIABILITIES & S/H EQUITY: Current liabilities 11.9 16.8 39.5 Short-term debt 0.0 0.0 0.0 Long-term debt 32.0 0.0 0.0 Retirement Obligations Minority interest 0.1 66.4 0.0 57.4 - 49.6 Stockholders' equity 300.7 274.6 273.2 Total liabilities & S/H equity $411.1 $348.8 $362.3 $32mm in Convertible Notes were issued in February 2010 Balance Sheet cash and cash dividends from expanding Petrodelta operations historically have been reinvested in high-impact exploration projects in U.S. and Worldwide $MM Additional $30 MM raised in February 2010 through Convertible Notes Issue. Cash Balance at the end of June 2010: $31.5 million

31 2010 Plan Summary Venezuela Internally funded drilling program will grow production and reserves Average production plan for 2010 is 24,000 BOPD Forecast to achieve an exit rate of 30,000 BOPD for 2010 Internal funds applied to facilities and infrastructure for Temblador and El Salto El Salto infrastructure expected to enable field early production rates of over 10,000 BOPD by 2011 Develop Temblador and El Salto and appraise Isleno USA Appraise and develop Green River-Wasatch oil Expand Antelope Monument Butte Extension project Africa and Far East Gabon: contingent exploratory well Indonesia: two back-to-back Budong exploratory wells Multi-pay prospects with large potential; can significantly alter the scope of the company Oman: processing/interpretation of 3D seismic and drilling preparations

Why Invest In Harvest?

- **Significant Valuation Gap**
  - Current EV equates to PV17 for Petrodelta 1P alone
  - Petrodelta CFO funding strong growth in production
  - New fields potential demonstrated; El Salto extended further
  - Significant weight towards oil relative to our peers
  - Growing US oil production and near term exploration catalysts
- **Initial indications of oil exploration success in the Utah Antelope project, along with strong initial oil production performance and significant expansion potential in the Antelope Monument Butte Extension project.**
- **2010 exposure to high-potential exploration prospects in Indonesia and Gabon**
- **Strong Balance Sheet and Organization**
  - HNR is well positioned in the current environment to capture further opportunities
- **Commitment to Long Term Shareholder Value**

NYSE:HNR

www.harvestnr.com 32